Equity and Stock-Based Compensation	6 Months Ended
Jul. 31, 2021
Equity [Abstract]
Equity and Stock-Based Compensation
13. Equity and Stock-Based Compensation
During the three months ended July 31, 2021, the Board declared quarterly dividends of $0.5625 per share for our Preferred Stock. As of July 31, 2021, there are 1,223,000 shares of Preferred Stock outstanding with an aggregate liquidation preference of approximately $30.6 million. Total compensation expense recognized for stock-based awards granted under the Company’s equity incentive plan during the three and six months ended July 31, 2021 was approximately $115,000 and $224,000, respectively, and during the three and six months ended July 31, 2020 was approximately $219,000 and $449,000, respectively.